Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
 In connection with the Quarterly Report of Telos Corporation (the "Company") on Form 10-Q for the period ended March 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, John B. Wood and Michele Nakazawa, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 17, 2021
/s/ John B. Wood
John B. Wood
Chief Executive Officer (Principal Executive Officer)

Date: May 17, 2021
/s/ Michele Nakazawa
Michele Nakazawa
Chief Financial Officer (Principal Financial and Accounting Officer)